UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2025

Chevron Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Smith Street, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 854-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 26, 2025, Chevron U.S.A. Inc. (exclusive of its subsidiaries, “CUSA”), an indirect wholly owned subsidiary of Chevron Corporation (the “Corporation”), issued its 4.405% Notes Due 2027 in the aggregate principal amount of $750,000,000 (the “2027 Fixed Rate Notes”), its Floating Rate Notes Due 2027 in the aggregate principal amount of $750,000,000 (the “2027 Floating Rate Notes”), its 4.475% Notes Due 2028 in the aggregate principal amount of $1,000,000,000 (the “2028 Fixed Rate Notes”), its Floating Rate Notes Due 2028 in the aggregate principal amount of $500,000,000 (the “2028 Floating Rate Notes”), its 4.687% Notes Due 2030 in the aggregate principal amount of $1,100,000,000 (the “2030 Fixed Rate Notes”), its 4.819% Notes Due 2032 in the aggregate principal amount of $650,000,000 (the “2032 Fixed Rate Notes”), and its 4.980% Notes Due 2035 in the aggregate principal amount of $750,000,000 (the “2035 Fixed Rate Notes,” and together with the 2027 Fixed Rate Notes, the 2027 Floating Rate Notes, the 2028 Fixed Rate Notes, the 2028 Floating Rate Notes, the 2030 Fixed Rate Notes and the 2032 Fixed Rate Notes, the “Notes”). The Notes were issued pursuant to an Indenture, dated as of August 12, 2020 (the “Indenture”), as supplemented by the Third Supplemental Indenture, dated as of February 26, 2025 (the “Third Supplemental Indenture”), each being among CUSA, the Corporation, as guarantor, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

The obligations under the Notes will be fully and unconditionally guaranteed by the Corporation on an unsecured and unsubordinated basis and will rank equally to any other unsecured and unsubordinated indebtedness of the Corporation that is currently outstanding or that the Corporation may issue in the future. Current outstanding and additional debt securities and other indebtedness of the Corporation will be structurally subordinated to any indebtedness of CUSA, including the Notes.

On February 24, 2025, CUSA and the Corporation entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., BofA Securities, Inc., and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which CUSA agreed to issue and sell the Notes to the Underwriters, and the Corporation agreed to guarantee the Notes.

The 2027 Fixed Rate Notes and the 2027 Floating Rate Notes will mature on February 26, 2027, the 2028 Fixed Rate Notes and the 2028 Floating Rate Notes will mature on February 26, 2028, the 2030 Fixed Rate Notes will mature on April 15, 2030, the 2032 Fixed Rate Notes will mature on April 15, 2032, and the 2035 Fixed Rate Notes will mature on April 15, 2035.

CUSA will pay interest on (i) the 2027 Fixed Rate Notes and the 2028 Fixed Rate Notes on February 26 and August 26 of each year starting on August 26, 2025, (ii) the 2030 Fixed Rate Notes, the 2032 Fixed Rate Notes and the 2035 Fixed Rate Notes on April 15 and October 15 of each year starting on October 15, 2025, and (iii) the 2027 Floating Rate Notes and the 2028 Floating Rate Notes on February 26, May 26, August 26, and November 26 of each year starting on May 27, 2025. The 2027 Floating Rate Notes will bear interest at a floating rate equal to Compounded SOFR (as defined in the Third Supplemental Indenture) plus 0.36%, and the 2028 Floating Rate Notes will bear interest at a floating rate equal to Compounded SOFR plus 0.47%, in each case subject to the provisions set forth in the Final Prospectus Supplement filed with the Securities and Exchange Commission on February 25, 2025 (the “Final Prospectus Supplement”). CUSA will have the right to redeem the fixed rate notes in whole or in part at any time prior to maturity at the redemption price described in the Final Prospectus Supplement. CUSA will not have the right to redeem the 2027 Floating Rate Notes or the 2028 Floating Rate Notes prior to maturity.

CUSA and the Corporation have filed with the Securities and Exchange Commission a Prospectus dated November 7, 2024 (Registration Statement Nos. 333-283053 and 333-283053-01), a Preliminary Prospectus Supplement dated February 24, 2025, a Free Writing Prospectus dated February 24, 2025, and a Final Prospectus Supplement dated February 24, 2025 in connection with the public offering and guarantee of the Notes.

The descriptions of the Underwriting Agreement, the Indenture and the Third Supplemental Indenture are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements, and the forms of the Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 4.1, 4.2, and 4.3, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 24, 2025, among Chevron U.S.A. Inc., Chevron Corporation and Barclays Capital Inc., BofA Securities, Inc., and J.P. Morgan Securities LLC, as the representatives of the several underwriters named therein.

4.1	Indenture, dated as of August 12, 2020, among Chevron U.S.A. Inc., Chevron Corporation, as guarantor, and Deutsche Bank Trust Company Americas, as trustee, filed as Exhibit 4.1 to Chevron Corporation’s Current Report on Form 8-K filed August 13, 2020, and incorporated herein by reference.

4.2	Third Supplemental Indenture, dated as of February 26, 2025, among Chevron U.S.A. Inc., Chevron Corporation, as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.3	Forms of 4.405% Notes Due 2027, Floating Rate Notes Due 2027, 4.475% Notes Due 2028, Floating Rate Notes Due 2028, 4.687% Notes Due 2030, 4.819% Notes Due 2032, and 4.980% Notes Due 2035 (contained in Exhibit 4.2 hereto).

5.1	Opinion of Morgan, Lewis & Bockius LLP, counsel to Chevron U.S.A. Inc.

5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP, counsel to Chevron Corporation.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in their opinion filed as Exhibit 5.1 hereto).

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP (contained in their opinion filed as Exhibit 5.2 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2025
CHEVRON CORPORATION

	By	/s/ Rose Z. Pierson
	Name:	Rose Z. Pierson
	Title:	Assistant Secretary

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